CONFIDENTIAL TREATMENT REQUEST

[ * ] Indicates information that has been omitted pursuant to a confidential treatment request and this information has been filed under separate cover with the Commission.

Acct #	Region:	DC(s):

PRIME VENDOR AGREEMENT

       This Prime Vendor Agreement ("Agreement") is made as of July 1, 2008 ("Effective Date") by AmerisourceBergen Drug Corporation, a Delaware corporation ("ABDC"), and Assured Pharmacy, Inc., a Nevada corporation ("Customer").

       A.      ABDC is a national distributor of pharmaceutical and other products, including prescription ("Rx") and over-the-counter ("OTC") pharmaceuticals, nutritional, health and beauty care ("HBC") and home health care ("DME") products (collectively, "Products"), and services ("Services");

       B.      Customer owns and operates one or more Facilities (as defined in Section 3); and

       C.      The parties agree to the following obligations, to each other for an arrangement under which ABDC will provide Products and Services to Customer ("Program").

1.      PRICING AND PAYMENT TERMS

       ABDC will be the Primary Vendor of all requirements of Customer's Facilities for Products. Customer will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit "1" ("Pricing/Payment Terms"). "Primary-Vendor" means Customer purchases from ABDC no less than 95% of all Rx Products it purchases, as verified quarterly, and meets minimum periodic purchase levels in Pricing/Payment Terms Paragraph 3(A). Orders for Products, including controlled substances, will be electronically transmitted (CSOS for Schedule Ils) and will describe Products that ABDC will provide to Customer, the quantity and designated delivery location. Payment (except pre- pay) must be by automated clearinghouse electronic funds transfer (ACH/EFT).

2.      GENERICS PROGRAM PARTICIPATION

       Customer must participate in ABDC's "PRxO Generics" preferred generic formulary program pursuant to requirements as amended from time to time by ABDC. Customer authorizes ABDC as its sole agent to develop and implement a generic Rx Product list for the Term. Each calendar quarter Customer will purchase from ABDC the minimum generic Rx Net Purchase volume in Pricing/Payment Terms Paragraph 3(A).

3.      CUSTOMER LOCATIONS & DELIVERIES

       ABDC will deliver Products to each Facility five days a week (Monday - Friday), once a day except holidays and warehouse physical inventory days. Additionally, Customer will be entitled to [ * ]. "Facility" means each of Customer's pharmacies, together with any other pharmacies Customer acquires, is affiliated with or operates during the Term in the United States. Newly acquired pharmacies with existing agreements with other distributors will become Facilities under this Agreement upon the earlier of expiration of such existing agreement or the date Customer may terminate such agreement, with or without cause, without breaching it or paying a material termination penalty. Service to Facilities outside ABDC's normal service area (which does not include Alaska, Hawaii or U.S. territories) may be subject to a delivery surcharge.

4.      RETURNED GOODS POLICY

       In returning Product to ABDC, Customer will comply with ABDC's standard policy ("Returned Goods Policy"), as amended from time to time by ABDC. If Customer'returns more than [*]% of its Rx Net Purchases or [*]% of its non-Rx Net Purchases in any month, ABDC may assess Customer an additional restocking fee, adjust its Price of Goods, or both. Customer may only return Product purchased from ABDC and for which Customer provides the invoice number and purchase date. ABDC may reject returns that do not have an invoice number or purchase date or that exceed in amount either [*]% return limit or the amount on the referenced invoice. ABDC may refuse all future returns from Customer if Customer submits any counterfeit Product for return.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SMJ/Retail PVA Tier
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       ADDITIONAL SERVICES & PROVISIONS.

       Services are listed in Exhibit "2". Terms, conditions and other provisions are set forth in Exhibit "3" ("Provisions"). ABDC may, from time to time, develop policies and procedures related to new or existing Services offered to customers, on an interim or as-needed basis. If ABDC develops such policies or procedures or changes current ones, ABDC will notify Customer in writing at least 30 days before such changes are effective.

6.      TERM OF AGREEMENT

       Subject to Provisions Paragraph 5, the Term will be from the Effective Date until June 30, 2011. Thereafter, the Term will extend on a month-to-month basis until either party gives 90 days' prior written notice to the other of its intention to have this Agreement terminate.

7.      NOTICES

       Notices must be in writing and sent certified mail, prepaid, return receipt requested, or sent by facsimile to the address or facsimile number below. Parties may change this information by written notice to the other party. Pursuant to the Telephone Consumer Protection Act of 1991, 47 U.S.C. §227, Customer consents to receiving notices, including product updates, recalls, new product launches and programs, advertisements and other marketing materials by telephone facsimile ("fax") machine from ABDC, its affiliates and their related companies, to its fax numbers.

To Customer:	Assured Pharmacy, Inc.
17935 Sky Park Circle, Ste. F
Irvine, CA 92614
Attn: President.
Fax: (949) 222-09
To ABDC:	AmerisourceBergen Drug Corporation
1300 Morris Drive
Chesterbrook, PA 19087-5594
Attn: Senior Vice President, Retail
Fax: 610-727-3601
with a copy to:	AmerisourceBergen Corporation
1300 Morris Drive
Chesterbrook, Pennsylvania 19087-5594
Attn: General Counsel
Fax: (610) 727-3612

9.      EXHIBITS

       These exhibits are incorporated by this reference.

1	Pricing/Payment Terms
2	Value-Added Services
3	Provisions

       IN WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Prime Vendor Agreement as of its Effective Date.

CUSTOMER:	ABDC:
Assured Pharmacy, Inc., a Nevada corporation	AmerisourceBergen Drug Corporation

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SMJ/Retail PVA Tier 8/3/07	2

EXHIBIT 1 TO
PRIME VENDOR AGREEMENT
PRICING / PAYMENT TERMS

[*]

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3	CONFIDENTIAL Customer will delete this Exhibit "1 " (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

EXHIBIT 2 TO
PRIME VENDOR AGREEMENT
ADDITIONAL VALUE-ADDED SERVICES

The following Services are offered to Customer by ABDC for monthly fees in Pricing/Payment Terms Paragraph 1(C).

•	Bar-Coded Shelf Labels
•	DEA Scheduled Rx Products Purchased Report
•	Monthly Usage and 80/20 Report
•	Price stickers - Rx and OTC

ABDC may discontinue any Services as it deems appropriate, in which case ABDC will make a reasonable proportionate reduction in the monthly fee based upon the value of the discontinued Services. In addition, from time to time ABDC may offer such new Services, at such additional fees as it determines.

Ordering & Reporting Software and Hardware

•	Custom Reporting software for $[ * ]per month per installation.
•	Internet ordering software (Catalog and Order Entry (COE), iECHO or similar software, as appropriate) for $[ * ] per month per installation.
•	iScan hardware technology for a purchase fee of $[ * ] per unit and iScan software and maintenance for $[ * ] per month per installation.
•	UltraPhase/Telxon handheld electronic order entry terminal (two per pharmacy) for [ * ] per month per installation.
•	No hardware will be included for Customer at a cost of $0.00 per month per installation. Any such hardware may be used solely with ABDC's ordering and reporting software.

Customer is responsible for hardware maintenance and repair. ABDC retains title to all ordering and reporting hardware and software and, pursuant to Provisions Paragraph 5.3, Customer must promptly return them at the end of the Term.

Computer consulting and related services will be offered at [ * ] for such services.

Recalls

ABDC will notify Customer of all recalls as instructed in the supplier's notification.

Drop Ship Service

From time to time upon Customer's or a supplier's request, ABDC may provide drop shipment billing service as a convenience where Products are shipped directly to Customer by the supplier and the supplier bills Customer through ABDC. Suppliers must meet ABDC's liability insurance and other requirements. Customer's ability to return such Products through ABDC may be subject to different terms or otherwise restricted. Drop shipments may be subject to an additional charge. Other terms, including title, insurance and risk of loss, are set by each supplier and ABDC disclaims all liability in connection with drop shipments.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT 3 TO
PRIME VENDOR AGREEMENT
PROVISIONS

1. DUTIES OF ABDC

1.1     Orders. Orders may be subject to minimum order sizerequirements. Other than supplier back-ordered Products, ABDC will make reasonable efforts to deliver orders placed by ABDC's normal order cut-off time by the next delivery day. Hawaii, Alaska, U.S. territories and foreign deliveries may be subject to a delivery surcharge. 1.2 Emergency Orders. ABDC will use commercially reasonable efforts to meet a requested delivery time for emergency orders, which may be subject to an additional charge. If ABDC cannot do so, Customer may fill emergency orders outside the Program on such occasions using another provider notwithstanding minimum purchase commitments in this Agreement.

1.3     Records, Audits. ABDC will maintain records of transactions for one year during the Term or after. Customer's employees may audit such records only pursuant to ABDC's audit policies, as modified from time to time. Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover 90 days prior to the request or any shorter period set by a supplier for chargeback audits. No audit may cover any period previously audited. All costs will be borne by [*], including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, ABDC will credit or charge Customer within [*] of receipt of written notice of the net overcharge (or, if later, within [*] of receiving an applicable supplier's credit) or undercharge.

2. DUTIES OF CUSTOMER

2.1     Primary Vendor Orders. For Products required by Facilities, Customer will submit an electronic order for all Products. If allowed, non-electronic orders may be subject to additional charges.

2.2     Disclosure. Customer will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant to 42 U.S.C. §1320a-7b(b)(3)(A) on cost reports or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request to healthcare program representatives.

2.3     Notice of Changes. Customer will promptly notify ABDC of changes in ownership, name, business form (e.g., sole proprietorship, partnership or corporation) or state of incorporation or formation, or any intent to sell, close, move or modify its operations.

2.4      [ * ].

2.5     Billing Statements. Billing disputes must be brought promptly to attention of ABDC's accounts receivable department or Customer will be deemed to accept the accuracy of statements and waive its right to dispute any amounts 12 months after receipt of the first statement containing the disputed amount.

2.6     Late Payment. [ * ].

2.7      Title And -Risk Of Loss. [ * ].

2.8     Extension Of Credit. Payment terms are an extension of credit based upon an evaluation of Customer's financial condition upon commencement of this Agreement as reflected in written information from Customer. Customer will abide by ABDC's standard credit terms as amended from time to time by ABDC. Customer will promptly notify ABDC in writing of any Claim that, with an unfavorable result, would have a material adverse effect on Customer's financial condition or operation. Upon request, Customer will furnish ABDC financial statements and other evidence of its financial condition necessary to establish, in ABDC's opinion, Customer's ability to perform its obligations. If ABDC reasonably believes Customer's ability to make payments is impaired or its financial condition has materially deteriorated, ABDC may from time to time amend Customer's payment terms, require past due amounts to be paid and/or require posting of adequate security or such other documents as ABDC may require. Pending receipt of requested items, ABDC may withhold delivery of Products and providing Services; place Customer on a C.O.D. basis if ABDC has not received payment when due after giving notice by 10:00 a.m. and giving Customer until 2:00 p.m. the same day for ABDC to receive payment; and/or require Customer to pay part or all of any past due amount as a condition to continued service.

3. NO WARRANTIES

Customer acknowledges that ABDC is not the manufacturer of any Products and ABDC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR PRODUCTS AND SERVICES. No oral or written information provided by ABDC, its employees or other representatives will create any such warranty. In no event will ABDC be liable for any special, incidental or consequential damages in connection with or related to Products, hardware, Software, including ordering software, or Services.

4. CONFIDENTIALITY

Each party and its employees or representatives ("Receiving Party") will protect all proprietary and confidential information ("Confidential Information") disclosed by the other ("Disclosing Party") and not use or disclose it except in connection with the Program or as otherwise agreed. Confidential Information does not include information (i) available on a non-confidential basis, (ii) known or able to be formulated by Receiving Party, or (iii) required to be disclosed by law. Pricing and payment terms are confidential and may not be shared with any third party. Customer will remove Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in a Securities and Exchange Commission filing.

5. TERMINATION OF AGREEMENT

5.1      Termination without Cause. ABDC may terminate this Agreement at any time upon 60 days' written notice.

5.2     Default. In addition to other available remedies, either party may immediately terminate this Agreement for cause upon written notice to the other party upon:
(a) The other party's (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver or custodian of its assets appointed unless proceedings and the person appointed are dismissed within 30 days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Section 303(h)(1) (11 U.S.C. §303(h)(1)), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (collectively, "Bankruptcy");
(b) The sale or transfer of the business of Customer, in whole or in part, or a "Change in Control" in Customer. As used herein, "Change in Control" means, if applicable, sale or other transfer of 25% or more of (i) Customer's assets, or (ii) the voting equity or other voting interest in Customer; or
(c) The other party's failure to pay any amount due and such failure continues five days after written notice;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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(d) The other party's failure to perform any other material obligation of this Agreement or any other agreement now or hereafter entered into between the parties and such failure continues for 30 days after it receives notice of such breach from the non-breaching party; provided, however, if the other party has commenced to cure such breach within such 30 days, but such cure is not completed within such 30 days, it will have a reasonable time to complete its cure if it diligently pursues the cure until completion; and further provided that if such breach occurs more than three times during any 12-month period, the non-breaching party may terminate this Agreement upon 30 days' written notice. "For cause" does not include Customer's receiving a more favorable offer from an ABDC competitor.

5.3     Survival Upon Termination. Within [ * ] of expiration or earlier termination of this Agreement for any reason, all amounts owed by Customer will be immediately due and payable and Customer will (i) pay ABDC any amount owed and (ii) return to ABDC all hardware, Software and other equipment, including ordering devices and totes, or pay to ABDC the replacement cost of any such items not returned. Obligations in Provisions Paragraphs 4, 5.2, 6 and 9 and any provision the context of which shows the parties intended it to survive will remain in effect after the Term.

6. INDEMNIFICATION

Each party ("Indemnifying Party") will indemnify and defend the other, its employees and representatives ("Indemnified Party") against all claims and damages (including expenses and attorneys' fees) ("Claim") to the extent arising out of Indemnifying Party's obligations under this Agreement. Failure to give prompt written notice of a Claim will not relieve Indemnifying Party of liability except to the extent caused by such failure. Indemnifying Party will defend a Claim with counsel reasonably satisfactory to Indemnified Party and Indemnified Party will cooperate fully in such defense.

7. CUSTOMER'S INSURANCE

Customer will maintain sufficient insurance to cover all unpaid inventory in its possession, naming ABDC on such policies as an additional insured, and will maintain professional liability insurance with limits of no less than $[ * ] per incident and $[ * ] aggregate.

ABDC may reasonably increase such limits from time to time.

8. SOFTWARE LICENSE

8.1     License. ABDC grants Customer a non-exclusive, nontransferable and revocable license to use software and related documentation ABDC provides for use in the Program ("Software"). Customer may not make, or allow others to make, copies except one backup copy. Customer must include all proprietary notices in permitted copies. Customer may not modify Software or create derivative works and may not translate, reverse engineer, disassemble or decompile Software.

8.2     Limited Warranty. ABDC warrants that, for 90 days from the Effective Date, (I) Software will perform substantially in accordance with its documentation if operated as directed and (ii) hardware provided by ABDC and media on which Software is provided will be free from defects under normal use. ABDC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR HARDWARE AND SOFTWARE, AND ACCURACY OF ANY DATA. ALL DATA IS PROVIDED "AS IS." DUE TO THE NATURE OF SOFTWARE, HARDWARD AND DATA, ERRORS AND INTERRUPTIONS MAY OCCUR AND CUSTOMER HAS ALL RISKS FOR QUALITY AND PERFORMANCE. No oral or written information provided by ABDC, its employees or other representatives will create any warranty.

8.3     Remedy. ABDC's liability and Customer's exclusive remedy for breach of warranties in Paragraph 8.2 will be, at ABDC's option, to (i) repair or replace Software or hardware so it performs substantially in accordance with its documentation; (ii) advise Customer how to achieve substantially the same functionality using different procedures, or (iii) replace defective media returned within 90 days of the Effective Date. Such replacement will not extend such 90-day period.

9. MISCELLANEOUS

9.1     Force Majeure. If ABDC's performance is prevented, delayed or otherwise affected by any cause beyond its control, including labor disputes, fire, terrorism, acts of God, unavailability of Product, transportation, materials or fuel, delays by suppliers, loss of facilities or internet, telecommunication or electrical systems, voluntary foregoing a right in order to comply with or accommodate government orders or requests, compliance with any law or otherwise ("Force Majeure"), ABDC may reduce or eliminate Products without liability or obligation during the Force Majeure period. In addition, if Force Majeure affects ABDC's cost of operations, ABDC may, at its discretion, add all increased costs, including taxes, to Product and other prices so long as Force Majeure affects such costs.

9.2     Security Interest. In addition to any security interest provided previously or later by Customer to ABDC, Customer now grants to ABDC a security interest in Customer's inventory, related accounts and their proceeds and products, which may be a purchase money security interest in Products sold by ABDC and in Customer's or a third party's proceeds from such Products. ABDC may do such things as are necessary to achieve the purposes of this Paragraph.

9.3     Assignment. This Agreement inures to the benefit of and is binding upon the heirs, successors and assigns of each party; provided, however that Customer may only assign its rights or delegate its duties under this Agreement, including by merger, change of control, asset sale, operation of law or otherwise, with ABDC's written consent. Customer consents to ABDC's assigning part or all of its obligations to any affiliate and to assigning or granting a security interest in this Agreement in connection with any financing or securitization by ABDC or any affiliate.

9.4     EEO Requirements. ABDC warrants it does not and will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, religion, gender, sexual preference, veteran status, handicap or as otherwise prohibited by law and will meet affirmative action obligations as are imposed by law.

9.5     Miscellaneous. The successful party in any legal action, including in a Bankruptcy proceeding, may recover all costs, including reasonable attorneys' fees. Pennsylvania law will govern this Agreement without reference to conflict of laws provisions. Any, waiver or delay in enforcing this Agreement will not deprive a party of the right to act at another time or due to another breach. All provisions are severable. This Agreement supersedes prior oral or written agreements by the parties that relate to its subject matter other than the security interest, which is in addition to and not in lieu of any security interest created in other agreements. Captions are intended for convenience of reference only. The parties may not modify this Agreement other than by a subsequent writing signed by each party. This Agreement will be interpreted as if written jointly by the parties. The parties are independent contractors.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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